SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)	August 10, 2004

PAB BANKSHARES, INC.

(Exact Name of Registrant as Specified in its Charter)

Georgia	1-11823	58-1473302
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

3250 North Valdosta Road, Valdosta, Georgia	31602
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code	(229) 241-2775

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 5.    Other Events.

PAB Bankshares, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1 announcing the retirement of Michael E. Ricketson as President and Chief Executive Officer of the Company.

Item 7.   Financial Statements and Exhibits.

(a)    Financial Statements of Business Acquired

Not Required.

(b)    Pro Forma Financial Information

Not Required.

(c)    Exhibits

99.1       Press Release dated August 12, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAB BANKSHARES, INC. (Registrant)

Date: August 12, 2004	By:	/s/ Donald J. Torbert, Jr.

Donald J. Torbert, Jr., Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Number	Description

99.1	Press Release dated August 12, 2004